UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant □

Check the appropriate box:

□ Preliminary Proxy Statement
□ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
□ Definitive Additional Materials
□ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
□ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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□ Fee paid previously with preliminary materials:
□ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held on June 12, 2019 at 9:00 am, local time, at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:

1.	To elect five directors to the Company’s board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	To indicate a preference on how frequently the Company should present stockholders with an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on April 22, 2019 can vote at this meeting or any adjournments that may take place. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are mailing to most of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2018 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING

INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
By order of the board of directors,

April 26, 2019	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2019:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2018 and the proxy card are available via the Internet at:
www.colonialstock.com/Profire2019

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (sometimes referred to as the “Board”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 9:00 a.m. local time, on June 12, 2019, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.To elect five directors to the Company’s board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;
2.To indicate a preference on how frequently the Company should present stockholders with an advisory vote to approve the compensation of our named executive officers;

3.To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and
4.To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on April 22, 2019 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are pleased to make these proxy materials available over the Internet, which we believe benefits our stockholders and reduces the expense of our Annual Stockholder Meeting. A notice of the internet availability of the meeting materials (“Notice”) will be mailed to stockholders on or about May 3, 2019. You will not receive a printed copy of the meeting materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the meeting materials. Should you request a printed copy of meeting materials, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to the Company’s Secretary by mail at the address listed above, by toll-free phone at 1-877-285-8605, or by email at annualmeeting@colonialstock.com. Directions to our Annual Meeting may be obtained by calling (801) 796-5127.

The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2018 are also available on the Company’s website at www.profireenergy.com. The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR Proposals 1 and 3 and that you vote for the TWO YEARS option under Proposal 2 presented in this Proxy Statement.

PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 22, 2019 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments. On the record date, there were 49,864,212 issued and 47,313,425 outstanding shares of common stock entitled to vote at the Annual Meeting. The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

You may submit your vote via the Internet at www.colonialstock.com/profire2019 or in person at the Annual Meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail or attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder of record and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the election of the nominated directors in Proposal 1;

“FOR” the TWO-YEARS option regarding the frequency of future advisory votes on the compensation of our named executive officers in Proposal 2; and

“FOR” the ratification of the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2019 in Proposal 3.

If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted on Proposal 1 or Proposal 2. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of the proxy materials?

SEC rules allow companies to furnish their proxy materials via the Internet. Accordingly, we sent to some of our stockholders a notice of Internet availability of proxy materials for this year’s annual meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials which are also accessible via the Internet. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet availability of proxy materials.

Can I vote by completing and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.
If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from your bank, broker or nominee, which is the holder of record, to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business, a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote, further discussed below.

Abstentions and Broker Non-Votes

Stockholders may abstain from voting on any of the proposals. Abstentions are not counted as votes cast for a proposal. Abstentions will not affect Proposal 1 because the nominees who receive the highest number of affirmative votes will be elected as directors. Additionally, abstentions will not be counted as votes for or against Proposal 2 or Proposal 3.

A broker non-vote occurs when a broker submits a Proxy Vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include matters such as the ratification of auditors. Most other matters are considered non-routine matters, including the election of directors and advisory votes on executive compensation. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposals 2 and 3, broker non-votes will not be counted for purposes of determining whether such proposals have been approved and will not have the effect of negative votes.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by following the instructions on the Notice, you have authorized certain members of the Company’s management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. Directors are elected by a plurality of the votes cast at the Annual Meeting, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

Proposal 2: Frequency of Future Advisory Votes on Executive Compensation. The frequency of future advisory votes on executive compensation will be determined based on the option receiving the greatest number of votes.

Proposal 3: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.
Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine. Proposal 3 is the only routine matter being submitted to stockholders for approval at the Annual Meeting.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies. Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2019 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 27, 2019, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following public notice of the meeting date.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS
Our Annual Report on Form 10-K for the year ended December 31, 2018, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS
We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 26, 2019                    /s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Board of Directors currently has five members. The size of the Board will remain at five members following the Annual Meeting. Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has identified and nominated five individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, or until their successors are duly elected and qualified. Brenton W. Hatch, Arlen B. Crouch, Ryan W. Oviatt, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors. Messrs. Hatch, Crouch, Oviatt, Shaw and Spoehel currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above. Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve. However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	68	Chief Executive Officer, President and Director	November 2008	October 2008
Ryan W. Oviatt	45	CFO and Director	October 2018	September 2015
Daren J. Shaw	62	Director	August 2013	N/A
Ronald R. Spoehel	61	Director	October 2013	N/A
Arlen B. Crouch	85	Director	November 2013	N/A

A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch. Mr. Hatch became the Chief Executive Officer and President of the Company in October 2008 and has served as the Chairman of the Board since November 2008. Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008. Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc. in 2002. Since that time he has served as the Chief Executive Officer and General Manager of Profire

Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception. Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada. In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies. Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance. From 1989 to 2000, Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada. Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services. During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide. Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974. Mr. Hatch is not currently, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company. We considered Mr. Hatch’s experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Ryan W. Oviatt. Mr. Oviatt is the Chief Financial Officer, Secretary, and Treasurer of the Company, with responsibility over all finance, accounting, information technology, health, safety, and environment, quality control, and compliance functions of the Company. Mr. Oviatt has served as Chief Financial Officer of the Company since September 2015, and has served as a Director since October 2018. Previously, Mr. Oviatt was a Senior Manager at Rio Tinto, a publicly-traded, international mining and metals company. During his time with Rio Tinto he held significant responsibility for Sarbanes-Oxley compliance, Financial Reporting Analysis, and other Special Projects from 2005-2015. He also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Mr. Oviatt served on technical committees relating to international tax, finance, and development of a significant Rio Tinto mining operation. He also helped mentor and develop personnel and management. Prior to Rio Tinto, Mr. Oviatt was an Audit Manager at Ernst & Young, LLP from 2000-2005, where he audited both public and private clients, including oil and gas companies. Mr. Oviatt received his Bachelor Degree in Accounting from Westminster College, and Master Degree in Accountancy from Brigham Young University. He is a Certified Public Accountant in Utah. We considered Mr. Oviatt’s extensive management experiences as well as his experience and leadership in other senior financial roles in public companies in determining that he should serve as an officer of the Company.

Arlen B. Crouch. From 1989 to 1997, Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company’s initial public offering and listing on the New York Stock Exchange (“NYSE”). Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President. At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million. Previously, from 1955 to 1989, he was employed at Merrill Lynch where he served as a First Vice President and Regional Director with responsibilities for retail operations in the Southern California region. In 1995, Mr. Crouch also served as Chair of the Salt Lake Chamber of Commerce. We considered Mr. Crouch’s extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Daren J. Shaw. Mr. Shaw has served for more than 30 years in leadership capacities with several financial services firms.  Mr. Shaw retired as Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm in early 2019.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing, assisted living, and rehabilitative care services with more than 230 facilities located in 15 states.  He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s compensation and special committees. We considered Mr. Shaw’s extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel.  Mr. Spoehel has over 35 years of board, executive management, investment banking, and private investment experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration (ìNASAî). Mr. Spoehel presently serves as Managing Partner of Windrock Capital LLC and on the Board of Directors of publicly-traded HyperBlock Inc. (CSE:HYPR). He also serves on other U.S. and international private company and advisory Boards and has held various board, and financial and general management positions with globally operating public and private companies in the U.S., Canada, Latin America, and Europe. Previously, he also was a partner is various investment companies and earlier served ten years in investment banking at Lehman Brothers and Bank of America, primarily focused on energy and technology sectors. Mr. Spoehel is a CIMA registered director and a member of the Economic Club of Washington, D.C. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School, and his Master of Science degree in engineering from the Moore School of Electrical Engineering. We considered Mr. Spoehel’s extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries. To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee’s approval of transactions with related persons.

During the year ended December 31, 2018, the Audit Committee approved the repurchase of certain shares from related parties pursuant to Stock Redemption Agreements (as defined below). On May 7, 2018, the Company entered into a Stock Redemption Agreement (the “Hatch Agreement”) with Hatch Family Holdings Company, LLC, which is wholly owned by Brenton W. Hatch, the Company’s Chairman and Chief Executive Officer. Also on May 7, 2008, the Company entered into a Stock Redemption Agreement (the “Albert Agreement” and, together with the Hatch Agreement, the “Stock Redemption Agreements”) with Harold Albert, the Company’s co-founder and a member of the Board of Directors of the Company. Pursuant to the Stock Redemption Agreements, the Company repurchased 638,977 shares of the Company’s Common Stock from Mr. Hatch and 638,977 shares of the Company’s Common Stock from Mr. Albert for an aggregate purchase price of $3,999,996.02, or $3.13 per share, which represents the 30-day average of the closing price of the Company’s Common Stock as reported by the Nasdaq Capital Market for the 30 trading days immediately preceding May 2, 2018.

On June 29, 2018, the Company, Brenton W. Hatch, Harold Albert and another selling stockholder (collectively, the “Selling Stockholders”) entered into an underwriting agreement, which provided for the offer and sale by the Selling Stockholders of 8,625,000 shares of the Company’s Common Stock in a secondary public offering. The offering closed on July 3, 2018. The Selling

Stockholders agreed to reimburse the Company for up to $320,000 of expenses incurred by the Company in connection with the offering.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met with respect to the year ended December 31, 2018, except that Mr. Spoehel filed a Form 5 late on April 22, 2019 to report a donation of 10,000 shares on June 14, 2018.

Director Independence

The Board has determined that of the current directors or nominees, Messrs. Crouch, Shaw, and Spoehel qualify as independent directors as that term is defined in the listing standards of the Nasdaq Stock Market. Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. As Messrs. Hatch and Oviatt are employed by the Company, the Board has determined that neither of them is currently independent.

Board Committees

    Audit Committee. The Audit Committee of the Board is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.
The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors. The Board believes that Mr. Shaw qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. The Audit Committee held four meetings during the fiscal year ended December 31, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board is responsible for identifying and recommending director candidates for nomination by the Board. The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors. In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and other means to determine qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled “Stockholder Proposals and Director Nominees for Next Annual Meeting” for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating

Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended December 31, 2018, the Nominating Committee held two meetings.

Compensation Committee. The Compensation Committee of the Board reviews and advises the Board on executive compensation. The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

In June 2016, the Compensation Committee engaged a third party consultant, Compensation & Leadership Solutions, LLC, to support the Compensation Committee in its efforts to review and advise upon executive compensation. Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. The Compensation Committee held three meetings during the fiscal year ended December 31, 2018.
Board Leadership Structure and Role in Risk Oversight

Currently, our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director. Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer. Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board. The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board. Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.
Report of Audit Committee Regarding 2018 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2018, and (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAB") in Rule 3200T.

The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Daren J. Shaw
Ronald R. Spoehel
Arlen B. Crouch

Board Meetings and Attendance at Annual Meetings

The Board held seven meetings during our fiscal year ended December 31, 2018. Each member of the Board attended 100% of all Board meetings and committee meetings for committees on which they served.

Although it is not mandatory for directors to attend annual meetings of stockholders, each director is encouraged to attend meetings of stockholders. The Company held its last annual meeting of stockholders on June 14, 2018, and all of the directors were in attendance.
Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042. The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.
Compensation of Directors and Executive Officers

The following table sets forth information regarding our principal executive officer and our chief financial officer and one additional individual who served as an executive officer during 2018. These individuals are referred to herein as “named executive officers” or “NEOs”. The Company had no other executive officers during 2018. Please refer to the section above entitled “Board Nominees for Election of Directors” for Mr. Hatch’s and Mr. Oviatt’s biographical information.

Name	Age	Positions Held	Director Since	Executive Officer Since

Brenton W. Hatch	68	Chief Executive Officer, President and Director	November 2008	October 2008
Ryan W. Oviatt	45	Chief Financial Officer and Director	October 2018	September 2015
Cameron M. Tidball	42	Chief Business Development Officer	N/A	March 2018

Cameron M. Tidball. In March of 2018, Mr. Tidball was named as Profire’s Chief Business Development Officer and is responsible for marketing and sales strategy, training programs, business and product development, and quality service initiatives. Mr. Tidball joined Profire in 2010 as a Regional Sales Manager and in 2012 he became the Vice President of Sales and Marketing. Prior to joining Profire, Cameron worked for Direct Energy from 2008 through 2010, where he held a Senior Management position managing customer care operations for the provinces of Alberta and British Columbia. Before his time at Direct Energy, he was employed from 2003 through 2008 at TELUS, a Canadian telecommunications company, where he managed customer experience strategies and initiatives for a network of global call centers. Mr. Tidball earned a Bachelor of Commerce degree in Marketing & Management Science degree from the University of Alberta. He also received a technical diploma in Engineering Design from the Northern Alberta Institute of Technology.

The following table summarizes the total compensation paid to our NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Brenton W. Hatch	2018	$399,327	$505,040(2,3)	$504,795(2,3)	-0-	$1,409,162
Chief Executive Officer and Director	2017	$315,673	-0-	-0-	$31,412	$347,085

Ryan W. Oviatt	2018	$249,865	$115,497(2,3)	$165,293(3,4)	-0-	$530,654
CFO and Director	2017	$203,823	-0-	$116,271(5)	$21,000	$341,094

Cameron M. Tidball	2018	$203,999	$77,362(3,7)	$123,814 (3,6)	$66,913(8)	$472,088
CBDO

(1)
The amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of the awards, excluding the effect of estimated forfeitures. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 9 to our audited financial statements for the Fiscal Year ended December 31, 2018 included in the Annual Report on Form 10-K.

(2)
On March 6, 2018, the Board approved a bonus, recognizing performance in fiscal year 2017, to Mr. Hatch of $511,000 and a bonus to Mr. Oviatt of $121,500. The bonus payment was paid approximately 50% in cash and 50% in stock. The stock portion of the Bonus Payment was paid by granting shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which were fully vested on the date of grant. The number of shares awarded was 119,953 to Mr. Hatch and 28,521 to Mr. Oviatt. Additionally, Messrs. Hatch and Oviatt received a $205 Christmas bonus given to all employees.

(3)
In March 2018 the Company entered into an Executive Incentive plan with Messrs. Hatch, Oviatt and Tidball with respect to fiscal 2018 performance and pursuant to that plan the Board approved a bonus to Mr. Hatch of $498,672, a bonus to Mr. Oviatt of $109,084, and a bonus to Mr. Tidball of $102,103. Pursuant to the 2018 executive incentive plan the bonus payment was paid approximately 50% in cash and 50% in stock. The stock portion of the Bonus Payment was paid by granting shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which were fully vested on the date of grant. The number of shares awarded was 136,078 to Mr. Hatch,

29,767 to Mr. Oviatt and 27,862 to Mr. Tidball. These bonuses were paid to the executives in March 2019.

(4)
This number includes the stock bonus described in footnote 2 as well as restricted stock units awarded on March 6, 2018 pursuant to a Long Term Incentive Plan approved by the Board. Under the Long Term Incentive Plan Mr. Oviatt could receive up to 70,423 shares, assuming all performance metrics reach the "outstanding" threshold. If the highest level of performance metrics are achieved, the grant date fair value of the grant under the Long Term Incentive Plan is $150,000. The expected value of this award as of March 31, 2019 is $50,001, assuming 23,475 shares will be issued based on revenue growth rate not meeting target, operating income as a percentage of revenue hitting the "target" threshold, and ROIC hitting the "target" threshold.

(5)
This number reflects restricted stock units awarded on October 12, 2017 pursuant to a Long Term Incentive Plan approved by the Board. Under the Long Term Incentive Plan, Mr. Oviatt could receive up to 66,758 shares, assuming all performance metrics reach the "outstanding" threshold. If the highest level of performance metrics are achieved, the grant date fair value of the grant under the Long Term Incentive Plan is $126,840. The expected value of this award as of December 31, 2018 is $116,271, assuming 61,195 shares will be issued based on revenue growth rate hitting the "outstanding" threshold, operating income as a percentage of revenue hitting the "above target" threshold, and ROIC hitting the "outstanding" threshold.

(6)
This number includes a one-time performance bonus of 20,000 shares granted to Mr. Tidball on February 28, 2018 as well as restricted stock awarded on March 6, 2018 pursuant to a Long Term Incentive Plan approved by the Board. Under the Long Term Incentive Plan, Mr. Tidball could receive up to 34,285 shares, assuming all performance metrics reach the "outstanding" threshold. If the highest level of performance metrics are achieved, the grant date fair value of the grant under the Long Term Incentive Plan is $73,027. The expected value of this award as of December 31, 2018 is $30,171, assuming 11,429 shares will be issued based on revenue growth rate not meeting target, operating income as a percentage of revenue hitting the "target" threshold, and ROIC hitting the "target" threshold.

(7)	This number includes $35,691 CAD bonus related to the Company’s 2017 performance prior to Mr. Tidball being named an Executive Officer.

(8)	This number represents commissions paid for work performed in Mr. Tidball’s previous capacity within the Company.
Salary
Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer. Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.
As further discussed below, the Company entered into amended and restated employment agreements with Messrs. Hatch and Oviatt in August 2017, retroactive to July 1, 2017. These agreements superseded the employments agreements that were previously in place. Mr. Hatch's new agreement provided for an increase in Mr. Hatch’s annual base salary to $400,000 on January 1, 2018 as a result of the Company meeting its budgeted projections for Revenue and EBITDA for 2017. Mr. Hatch’s annual base salary is otherwise subject to review by the compensation committee of the board of directors annually. Mr. Oviatt's new agreement provided for an increase in Mr. Oviatt's annual base salary to $250,000 on January 1, 2018 as a result of the Company meeting its budgeted projections for revenue and EBITDA for 2017. Mr. Tidball entered into an employment agreement dated March 1, 2018 which set an annual base salary of $234,000 US. Mr. Oviatt’s and Mr. Tidball’s annual base salary is otherwise subject to review by the Compensation Committee annually.

Bonuses

The Board may make cash awards to our NEOs and employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded. In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”

In March 2018 the Company entered into an Executive Incentive plan with Messrs. Hatch, Oviatt and Tidball with respect to fiscal 2018 performance. Under that plan, each participating executive officer has been assigned a target bonus amount for fiscal 2018. The target bonus amount for Mr. Hatch was $400,000, the target bonus amount for Mr. Oviatt was $87,500 and the target bonus for Mr. Tidball was $81,900. Participants were eligible to receive bonuses based upon reaching or exceeding performance goals established by the Committee for fiscal 2018. The performance goals in the plan are based on the Company’s total revenue, net income and free cash flow for fiscal 2018. Each of these performance goals is weighted 33% in calculating bonus amounts.

The bonus amounts earned under the Executive Incentive Plan were paid 50% in cash and 50% in shares of restricted stock under the Plan. In no event shall the total award exceed 200% of the target bonus amount for each participant, or exceed any limitations otherwise set forth in the Plan. The actual bonus amounts were determined by the Committee upon the completion of fiscal 2018 and paid by March 15, 2019, subject to all applicable tax withholding. The bonuses paid under the plan were $498,672 to Mr. Hatch and $109,084 to Mr. Oviatt and $102,103 to Mr. Tidball.

Additionally, on March 6, 2018, the Board, upon recommendation of the Compensation Committee, approved a one-time bonus for Mr. Hatch and Mr. Oviatt. The Board approved this Bonus Payment due to the Company’s performance in its fiscal year 2017. The Board approved a bonus to Mr. Hatch of $511,000 and a bonus to Mr. Oviatt of $121,500. The bonus payment was paid approximately 50% in cash and 50% in stock. The stock portion of the Bonus Payment was paid by granting awards of shares of restricted stock under the Plan, which will be fully vested on the date of grant. The number of shares awarded was 119,953 to Mr. Hatch and 28,521 to Mr.

Oviatt. Mr. Tidball received a one-time bonus of $26,311 which was awarded to him for work performed in 2017 and prior to him being a named executive officer.

Equity Awards

Under the 2014 Equity Incentive Plan, the Compensation Committee, together with the Board, may elect to grant equity awards to the Company’s NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, or incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant, including vesting, forfeiture, and dividend or voting rights, if any.

In October 2017 the Company entered into a Long Term Incentive Plan with Mr. Oviatt. Pursuant to the Long Term Incentive Plan and under the Company's 2014 Equity Incentive Plan, the Compensation Committee approved the grant of a restricted stock unit award to Mr. Oviatt pursuant to a Restricted Stock Unit Award Agreement. The award agreement provides for an award of restricted stock units covering up to 66,758 shares of Common Stock, which will vest upon achieving the following performance metrics described below during the performance period beginning January 1, 2017 and terminating on December 31, 2019:

Performance Metric	Weight	Target	Above Target	Outstanding
Three Year Average Revenue Growth Rate	33%	25%	30%	35%
Operating Income as a Percentage of Revenue (Three Year Target)	33%	15%	20%	25%
Return on Invested Capital (Three Year Target)	33%	14%	22%	30%

Each performance metric shall determine the vesting for 22,253 units and the number of units that will vest for each performance metric shall be determined as follows: (i) if the “Target” level for such performance metric is not achieved, none of the units relating to such performance metric will vest; (ii) if the “Target” level for such performance metric is achieved, 50% of the units relating to such performance metric will vest; (iii) if the “Above Target” level for such performance metric is achieved, 75% of the units relating to such performance metric will vest; and (iv) if the “Outstanding” level for such performance metric is achieved, 100% of the units relating to such performance metric will vest. The Compensation Committee shall determine at the end of the performance period whether the performance metrics have been achieved and the number of units that will vest.

The Company entered into another Long Term Incentive Plan with Messrs. Oviatt and Tidball in March 2018. The Compensation Committee approved the award of up to 70,423 restricted stock units for Mr. Oviatt and 34,285 restricted stock units for Mr. Tidball under the Plan each pursuant to a Restricted Stock Unit Award Agreement. Subject to performance vesting requirements, each unit entitles Messrs. Oviatt and Tidball to receive one share of the Company’s common stock. The performance period of the plan begins on January 1, 2018 and terminates on December 31, 2020 and provides for the issuance of units in accordance with the Plan. Vesting of the units is based upon the following performance metrics:

Performance Metric	Weight	Target	Above Target	Outstanding
Three Year Average Revenue Growth Rate	33%	25%	30%	35%
Operating Income as a Percentage of Revenue (Three Year Target)	33%	15%	20%	25%
Return on Invested Capital (Three Year Target)	33%	20%	30%	42%

One-third of the award will be subject to vesting based upon each of the three performance metrics. The number of units that will vest based on each performance metric shall be determined as follows: (i) if the “Target” level for such performance metric is not achieved, none of the units relating to such performance metric will vest; (ii) if the “Target” level for such performance metric is achieved, 50% of the units relating to such performance metric will vest; (iii) if the “Above Target” level for such performance metric is achieved, 75% of the units relating to such performance metric will vest; and (iv) if the “Outstanding” level for such performance metric is achieved, 100% of the units relating to such performance metric will vest.

Employer Benefit Plans

Beginning May 1, 2015, the Company instituted a 401(k) plan for all U.S. Company employees, and a Registered Retirement Saving Plan for all Canadian Company employees, in which the executive officers may choose to participate. The plans provide a Company paid match, which is capped at a maximum of 4% of the employee’s annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Say-on-Pay

At our annual stockholder meeting held on June 14, 2018, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers. Of the 43,543,831 shares represented at the meeting by valid proxies and ballots, 34,833,462 voted to approve the compensation proposals. As determined by our stockholders, we hold a nonbinding advisory vote on our executive compensation every two years.
Employment Agreements
On August 3, 2017, to be effective as of July 1, 2017, we executed Amended and Restated Employment Agreements (the "Amended Agreements") with Messrs. Hatch and Oviatt to better align with the compensation of comparable executive officers of public companies. On March 1, 2018 we executed an Employment Agreement with Mr. Tidball to act as the Company’s Chief Business Development Officer.

In addition to the salary described above, each of the employment agreements provides that the executive will devote, on a full-time basis, his best ability and talents to the business of the Company. The agreement prohibits him from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The agreement provides that the executive is entitled to:

•	An Annual bonus determined by the Compensation Committee in accordance with the terms and eligibility requirements of the Company’s then-current Executive Incentive Plan;

•	Participate in the Company's then current Long Term Incentive Plan;

•
Fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company;

•	Participate in employee benefit plans;

•	Paid time off in accordance with the Company's policies; and

•
Reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by Executive in connection with the performance of Executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures.

Termination and Change in Control

The Amended Agreements and Mr. Tidball’s Employment Agreement contain provisions for payment in the event of termination of employment. Under their employment agreements, Messrs. Hatch, Oviatt, and Tidball are entitled to the following payments in the event of termination of employment:

•
Without cause. The employee may be terminated without cause at any time, but with 90 days prior written notice. If terminated without cause or for Good Reason, the Company shall pay the employee, as a severance allowance, his continued Base Salary for 12 months for Mr. Tidball, 18 months for Mr. Oviatt and two years for Mr. Hatch. Additionally, Messrs. Hatch, Oviatt and Tidball will be entitled to a payment equal to the product of: (i) the Annual Bonus, if any, that Executive would have earned for the calendar year in which the termination date occurs based on achievement of the applicable performance goals for such year; and (ii) a fraction, the numerator of which is the number of days Executive was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”).

•
For cause . If terminated for cause the individual shall be entitled to receive any accrued but unpaid Base Salary and accrued but unused vacation which shall be paid on the Company’s next pay date immediately following the termination date and  reimbursement for unreimbursed business expenses properly incurred by Executive, which shall be subject to and paid in accordance with the Company’s expense reimbursement policy.

•	By resignation with Good Reason. If the employee resigns with good reason, he shall be entitled to receive the same compensation as being terminated without cause.

•	By resignation without Good Reason. If the employee resign without good reason, he shall be entitled to receive the same compensation as being terminated for cause.

•
For disability or death. The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions. In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause except Mr. Oviatt's severance period will be reduced to 12 months of his base salary and Mr. Tidball’s severance period will be reduced to 8 months.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at End of Fiscal Year 2018

Name	Option awards				Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (2)
(a)	(b)	(c)	(e)	(f)	(i)	(j)
Brenton W. Hatch	125,000		1.17	11/2/2019
Ryan W. Oviatt	100,000		1.17	11/2/2019	137,181(3)	$198,912
Cameron Tidball	20,000	20,000(1)	1.01	5/25/2020	34,285(3)	$49,713

(1)	The stock option will become exercisable on May 25, 2019.

(2)	Calculated based on the closing stock price reported on the NASDAQ Stock Market on December 31, 2018 at $1.45 per share.

(3)
These performance-based restricted stock units vest annually over three years based on attainment of specific criteria set by the Compensation Committee as outlined in the executive’s Long Term Incentive Plan.

Director Compensation

Messrs. Hatch and Oviatt each served as an employee of the Company during the 2018 fiscal year. Neither Mr. Hatch nor Mr. Oviatt received compensation for serving on our Board during the 2018 fiscal year or the 2017 Fiscal year. For details regarding the compensation received by each of these directors, please see Summary Compensation Table on page 16 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $3,000 for their service. Each non-employee director is granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vests at the one-year anniversary of the date of grant).  Under our 2014 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock or RSUs; based on determinations of which award would best align the interests of our stockholders and our non-employee directors. In the 2018 fiscal year, the Board granted 17,427 RSUs to each non-employee director. The following table describes the components of the compensation for our independent directors during our 2018 fiscal year:

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($)[2]	Option Awards ($)[2]	Total

Arlen B. Crouch[1]	2018	$36,000	$84,000	-0-	$120,000

Daren J. Shaw[1]	2018	$36,000	$84,000	-0-	$120,000

Ronald R. Spoehel[1]	2018	$36,000	$84,000	-0-	$120,000

(1)	Messrs. Shaw, Spoehel, and Crouch served as non-employee directors of the Company during the fiscal year ended December 31, 2018 and 2017.

(2)
Under the 2014 Equity Incentive Plan, each non-employee director was awarded 32,027 RSUs, 50% of which vested upon grant and 50% will vest on June 15, 2019. The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of awards of RSUs made to non-employee directors for the fiscal year ended December 31, 2018 but exclude an estimate for forfeitures. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 9 to our audited financial statements for the Fiscal Year ended December 31, 2018 included in the Annual Report on Form 10-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth as of April 22, 2019 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 47,313,425 outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Named Executive officers and Directors:
Common	Brenton W. Hatch(1)	8,971,684	19%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Ryan W. Oviatt(2)	209,626	*%
	321South 1250 West, Lindon Utah

Common	Daren J. Shaw(3)	338,829	1%
	321 South 1250 West, Suite 1
	Lindon, UT 84042

Common	Ronald R. Spoehel(3)	323,829	1%
	321 South 1250 West, Suite 1
	Lindon, UT 84042

Common	Arlen B. Crouch(3)	318,829	1%
	321 South 1250 West, Suite 1
	Lindon, UT 84042

Common	Cameron M. Tidball(4)	367,110(6)	1%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Jay G. Fugal(4)	41,889(7)	*%
	321 South 1250 West, Suite 1
	Lindon, UT 84042

Common	Patrick Fisher(5)	85,860(8)	*%

	Bay 12, 55, Alberta Ave. Spruce Grove, Alberta, Canada T7X 3A6
	All executive officers and directors as a group
	(9 persons)
		10,637,656	22%

Names of Beneficial Owners of 5% or More of Outstanding Stock
Common	Harold Albert
	745 Fifth Avenue
	New York, NY 10151	5,453,448	12%

	TOTAL	16,901,104	34%

(1)
Mr. Hatch is a director of the Company, and currently serves as Chief Executive Officer of the Company. Mr. Hatch's share number consists of 634,412 shares of commons stock owned directly by Mr. Hatch; options to acquire 125,000 shares that are exercisable and have not yet been exercised; and 8,212,272 shares owned by the Hatch Family Holding Company, LLC, of which Mr. Hatch is the sole member.

(2)
Mr. Oviatt serves as Chief Financial Officer and a Director of the Company. Mr. Oviatt’s share number includes 109,626 shares owned directly by Mr. Oviatt and options to acquire 100,000 stock options that are exercisable and have not yet been exercised.

(3)
Messrs. Shaw, Spoehel and Crouch currently serve as non-employee directors of the Company. Share numbers include 100,000 stock options granted in fiscal year 2014, currently exercisable, 19,953 RSUs granted in fiscal year 2015, currently vested, and 80,000 RSUs granted in fiscal year 2016, currently vested, and 69,422 RSUs granted in fiscal year 2016-T, currently vested and 32,027 RSU's granted in fiscal year 2017 currently vested and 17,427 of which 8,713 are vested and 8714 which vest on June 14, 2019.

(4)
Messrs. Tidball and Fugal were appointed by the Company's Board of Directors as executive officers on March 6, 2018. Mr. Tidball was appointed as the Company's Chief Business Development Officer and Mr. Fugal was appointed as the Company's Vice President of Operations.

(5)	Mr. Fisher is the Company’s Vice President of Product Development and was appointed on February 28, 2019.

(6)	This number consists of 310,393 shares owned by Mr. Tidball and options to acquire 40,000 options which have vested or will vest in the next 60 days.

(7)	This number consists of 15,222 common shares owned by Mr. Fugal and options to acquire 26,667shares which have vested or will vest in the next 60 days.

(8)	This number consists of 72,526 shares owned by Mr. Fisher and options to acquire 13,334 shares which have vested or will vest in the next 60 days.
* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

PROPOSAL TWO

SAY-WHEN-ON-PAY – AN ADVISORY VOTE ON THE FREQUENCY
OF STOCKHOLDER SAY-ON-PAY VOTES

In addition to the “Say-on-Pay” proposal above, stockholders are being asked to vote, on an advisory basis, on how frequently the Company should present stockholders with a Say-on-Pay vote on the compensation of our named executive officers.  You may vote to have a Say-on-Pay vote held annually, every two years or every three years.  As required under SEC rules, this non-binding “frequency” vote will be presented to stockholders at least once every six years.

After careful consideration of this proposal, our board of directors has determined that a bi-annual advisory vote on the compensation of the Company’s named executive officers will allow stockholders to provide timely, direct input on the Company’s executive officer compensation philosophy, policies and practices.  The board believes that a bi-annual (every two years) vote is therefore consistent with the Company’s efforts to obtain your input on executive compensation matters while also balancing the cost associated with such efforts.

This vote on the frequency of stockholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company or our board of directors. However, we value our stockholders’ opinions and the board of directors will take into account the outcome of the vote.  In voting on this proposal, you should be aware that you are not voting “for” or “against” the board’s recommendation on the frequency of holding advisory stockholder Say-on-Pay votes.  Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years or three years.

The board of directors unanimously recommends that stockholders vote for the every two years (“TWO YEARS”) option in the advisory vote on the frequency of stockholder Say-on-Pay votes on the compensation of our named executive officers.  Proxies solicited by the board of directors will be so voted unless stockholders specify a contrary choice in their voting instructions.

PROPOSAL THREE
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests. SGA conducted our most recent audit of our financial statements for the Fiscal Year ended December 31, 2018.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

Fee Category	Fiscal 2018	Fiscal 2017

Audit-Related Fees	$204,359	$91,485
Audit related	-0-	-0-
Tax Fees	$19,951	$11,719
All Other Fees	-0-	-0-
Total	$224,310	$103,204

Audit Fees. Audit fees were for professional services rendered in connection with the audit of our financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees were for professional services rendered in connection with our fiscal 2018 and 2017 tax filings.

Audit Committee Pre-Approval Policies and Procedures. Audit and non-audit services to be performed by our independent registered public accounting firm are required to be pre-approved by our Audit Committee. In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote “FOR” ratification of the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2019 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 27, 2019, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following public notice of the meeting date.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS
Our Annual Report on Form 10-K for the year ended December 31, 2018, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS
We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 26, 2019                    /s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 12, 2019
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2019:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2018 and the proxy card are available via the Internet at:
www.colonialstock.com/Profire2019.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Todd N. Fugal, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on April 22, 2019, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated April 26, 2019, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 3, and the TWO YEARS option under PROPOSAL 2 and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 12, 2019

[Name and address of stockholder]
Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote “FOR” the election of the nominees specified in Proposal 1 below and “FOR” the matter described in Proposal 3 and that you vote for the TWO YEARS option under Proposal 2.

1.	Election of Directors
	For	Withhold		For	Withhold
Brenton W. Hatch			Daren J. Shaw
Ryan W. Oviatt			Arlen B. Crouch
Ronald R. Spoehel

			One Year	Two Years	Three Years
2.	The frequency of future advisory votes on the compensation of our named executive officers				Abstain
3.	Ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.		For	Against	Abstain
Note: The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting or any and all adjournments thereof.
Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
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